UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2021

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 12, 2021, Wolverine World Wide, Inc. (the “Company”) announced that is offering $550 million aggregate principal amount of Senior Notes due 2029 in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “144A Offering”), subject to market and other customary conditions. The Company intends to use the net proceeds from the 144A Offering, together with borrowings under its amended senior credit facility, to redeem all of its outstanding 5.000% Senior Notes due 2026 and 6.375% Senior Notes due 2025 and pay all related fees and expenses.

In connection with the 144A Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated August 12, 2021 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.2 certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary.”

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

A copy of the press release announcing the 144A Offering is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including statements regarding the Company’s use of proceeds of the 144A Offering. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company’s distributors, manufacturers, suppliers, joint venture partners, wholesale customers and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures, including the Company’s acquisition of the Sweaty Betty brand; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated August 12, 2021 announcing the 144A Offering.

		99.2	Certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary.”

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2021	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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